[GRAPHIC]

LIBERTY NEWPORT ASIA PACIFIC FUND

SEMIANNUAL REPORT
DECEMBER 31, 2002


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FOR MORE INFORMATION ABOUT RECEVING YOUR SHAREHOLDER REPORTS ELECTRONICALLY,
CALL US AT 800-345-6611. TO SIGN UP FOR eDELIVERY, VISIT US ONLINE AT www.libertyfunds.com.

[GRAPHIC]

LIBERTY NEWPORT ASIA PACIFIC FUND

SEMIANNUAL REPORT
DECEMBER 31, 2002


LESS CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDELIVERY.

TO SIGN UP FOR eDELIVERY, GO TO www.icsdelivery.com.

PRESIDENT'S MESSAGE

[PHOTO]

Dear Shareholder:

The scandals, bankruptcies, and geopolitical uncertainties that weakened investor confidence in the US stock market during the third quarter of 2002 affected Asian markets as well. Most Asian markets bounced back in the fourth quarter--Japan was a notable exception--but they generally underperformed the US stock markets, despite the fact that a weaker dollar helped boost returns when they were converted from stronger currencies back into dollars. China, the Philippines, Taiwan, Singapore and Hong Kong were major disappointments. Thailand was one of the best spots for investors.

In the following report, you'll find more detailed information about the market environment and about the strategies employed by portfolio managers Chris Legallet and David R. Smith. As always, thank you for investing in Liberty Newport Asia Pacific Fund.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

NET ASSET VALUE PER SHARE as of 12/31/02 ($)

      Class A                             12.48
      Class B                             12.11
      Class C                             12.10
      Class Z                             12.56

          - NOT FDIC INSURED   - MAY LOSE VALUE   - NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE INFORMATION

Value of a $10,000 investment
8/19/98 - 12/31/02

PERFORMANCE OF A $10,000 INVESTMENT
8/19/98 - 12/31/02 ($)

                   WITHOUT     WITH
                    SALES      SALES
                   CHARGE     CHARGE
----------------------------------------------
 Class A           13,700     12,913
----------------------------------------------
 Class B           13,268     13,068
----------------------------------------------
 Class C           13,258     13,258
----------------------------------------------
 Class Z           13,788        n/a
----------------------------------------------

[CHART]

          CLASS A SHARES WITHOUT SALES CHARGE     CLASS A SHARES WITH SALES CHARGE       MSCI AC ASIA PACIFIC FREE INDEX
                                     $ 10,000                             $  9,425
Aug-1998                             $  9,470                             $  8,925                              $ 10,000
Sep-1998                             $ 10,200                             $  9,614                              $ 10,038
Oct-1998                             $ 12,130                             $ 11,433                              $ 11,744
Nov-1998                             $ 12,870                             $ 12,130                              $ 12,387
Dec-1998                             $ 13,297                             $ 12,533                              $ 12,768
Jan-1999                             $ 12,914                             $ 12,172                              $ 12,871
Feb-1999                             $ 13,105                             $ 12,352                              $ 12,596
Mar-1999                             $ 14,960                             $ 14,100                              $ 14,171
Apr-1999                             $ 17,177                             $ 16,189                              $ 15,235
May-1999                             $ 16,299                             $ 15,362                              $ 14,446
Jun-1999                             $ 19,161                             $ 18,059                              $ 15,959
Jul-1999                             $ 20,654                             $ 19,466                              $ 16,951
Aug-1999                             $ 21,459                             $ 20,225                              $ 16,888
Sep-1999                             $ 21,702                             $ 20,454                              $ 17,368
Oct-1999                             $ 22,709                             $ 21,403                              $ 18,000
Nov-1999                             $ 26,379                             $ 24,862                              $ 18,965
Dec-1999                             $ 29,444                             $ 27,751                              $ 20,213
Jan-2000                             $ 27,562                             $ 25,977                              $ 19,501
Feb-2000                             $ 27,871                             $ 26,268                              $ 19,020
Mar-2000                             $ 28,933                             $ 27,269                              $ 20,239
Apr-2000                             $ 26,540                             $ 25,014                              $ 18,713
May-2000                             $ 24,775                             $ 23,351                              $ 17,643
Jun-2000                             $ 26,093                             $ 24,593                              $ 18,876
Jul-2000                             $ 24,478                             $ 23,071                              $ 17,115
Aug-2000                             $ 25,222                             $ 23,772                              $ 17,833
Sep-2000                             $ 23,628                             $ 22,270                              $ 16,674
Oct-2000                             $ 21,599                             $ 20,357                              $ 15,622
Nov-2000                             $ 20,525                             $ 19,345                              $ 15,058
Dec-2000                             $ 20,043                             $ 18,890                              $ 14,465
Jan-2001                             $ 20,921                             $ 19,718                              $ 14,854
Feb-2001                             $ 19,527                             $ 18,404                              $ 14,177
Mar-2001                             $ 17,991                             $ 16,956                              $ 13,364
Apr-2001                             $ 19,144                             $ 18,043                              $ 14,102
May-2001                             $ 19,012                             $ 17,918                              $ 14,077
Jun-2001                             $ 18,112                             $ 17,071                              $ 13,469
Jul-2001                             $ 17,047                             $ 16,067                              $ 12,616
Aug-2001                             $ 16,214                             $ 15,281                              $ 12,367
Sep-2001                             $ 14,129                             $ 13,316                              $ 10,982
Oct-2001                             $ 14,656                             $ 13,813                              $ 11,198
Nov-2001                             $ 15,643                             $ 14,744                              $ 11,732
Dec-2001                             $ 15,709                             $ 14,806                              $ 11,467
Jan-2002                             $ 15,489                             $ 14,599                              $ 11,040
Feb-2002                             $ 15,412                             $ 14,526                              $ 11,342
Mar-2002                             $ 16,279                             $ 15,343                              $ 12,001
Apr-2002                             $ 16,599                             $ 15,644                              $ 12,438
May-2002                             $ 16,620                             $ 15,664                              $ 12,925
Jun-2002                             $ 15,884                             $ 14,971                              $ 12,268
Jul-2002                             $ 14,809                             $ 13,957                              $ 11,494
Aug-2002                             $ 14,644                             $ 13,802                              $ 11,408
Sep-2002                             $ 13,502                             $ 12,726                              $ 10,718
Oct-2002                             $ 13,776                             $ 12,984                              $ 10,434
Nov-2002                             $ 14,248                             $ 13,429                              $ 10,868
Dec-2002                             $ 13,700                             $ 12,913                              $ 10,510

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT libertyfunds.com FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will flucuate, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Free Index is an unmanaged index that tracks the performance of stock traded on stock exchanges in Pacific Basin countries, including Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Index performance is from August 31, 1998. Unlike the fund, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 12/31/02 (%)

SHARE CLASS                                      A                       B                      C                 Z
INCEPTION                                     8/19/98                 8/19/98                8/19/98           2/1/01
---------------------------------------------------------------------------------------------------------------------------
                                         WITHOUT      WITH       WITHOUT      WITH      WITHOUT      WITH       WITHOUT
                                          SALES       SALES       SALES       SALES      SALES       SALES       SALES
                                         CHARGE      CHARGE      CHARGE      CHARGE     CHARGE      CHARGE      CHARGE
---------------------------------------------------------------------------------------------------------------------------
6-month (cumulative)                      -13.75     -18.71      -14.05      -18.35     -14.12      -14.98      -13.68
---------------------------------------------------------------------------------------------------------------------------
1-year                                    -12.79     -17.80      -13.50      -17.82     -13.51      -14.37      -12.60
---------------------------------------------------------------------------------------------------------------------------
3-year                                    -22.51     -24.03      -23.10      -23.85     -23.10      -23.10      -22.35
---------------------------------------------------------------------------------------------------------------------------
Life                                        7.48       6.03        6.69        6.32       6.67        6.67        7.63
---------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will flucuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions, if any. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A shares, maximum appropriate class B maximum contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z (newer class shares) share performance includes returns of the fund's class A shares for periods prior to the inception dates of the newer class shares. Returns are not restated to reflect any expense differential, e.g., 12b-1 fees, between class A and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class Z shares would have been different.

TOP 5 COUNTRIES AS OF 12/31/02 (%)

JAPAN                                       37.3
HONG KONG/CHINA                             19.7
INDIA                                        8.4
SOUTH KOREA                                  7.5
AUSTRALIA                                    7.2

Top 5 countries are calculated as a percentage of total investments.

TOP 10 HOLDINGS AS OF 12/31/02 (%)

SAMSUNG ELECTRONICS                          4.2
CANON                                        4.0
KAO                                          3.4
HOUSING DEVELOPMENT FINANCE CORP.            3.2
INFOSYS TECHNOLOGIES LTD.                    3.1
HUTCHISON WHAMPOA LTD.                       3.1
HONG KONG & CHINA GAS LTD.                   3.0
HANG SENG BANK LTD.                          2.7
ROHM COMPANY LTD.                            2.7
FOSTER'S GROUP LTD.                          2.7

Top 10 holdings are calculated as a percentage of net assets.

Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and/or invest in these countries in the future.

BOUGHT

During the period, we added Zhejiang Expressway (0.4% of net assets) to the portfolio, a company that operates toll roads. Automobile sales have skyrocketed in China, and we believe this company should benefit as more Chinese citizens take to the highways.

SOLD

We sold Development Bank of Singapore, which was a long-term holding. We became increasingly concerned about changes in upper management, and lost confidence that the new management would be successful in expanding business beyond Singapore and Hong Kong.

PORTFOLIO MANAGERS' REPORT

For the six-month period ended December 31, 2002, class A shares of Liberty Newport Asia Pacific Fund returned negative 13.75% without sales charge. The fund underperformed its benchmark, the MSCI AC Asia Pacific Free Index, which returned negative 8.34%. The fund's over commitment to Hong Kong and Singapore relative to the index was responsible for its underperformance.

THE REBUILDING PROCESS
After weathering an economic downturn in the late 1990s, Asian countries (excluding Japan) rebuilt their economies with an emphasis on domestic consumption. As a result, spending on automobiles, homes and personal products has become a greater part of Asia's economic strength. This focus on domestic consumer spending benefited Asia during the past six months when most global economies were weak. Asian countries suffered less from global economic sluggishness than they would have a few years ago when their economies were driven almost solely by exports.

SINGAPORE HURT BY GLOBAL ECONOMIC SLOWDOWN
The fund's relatively large position in Singapore was the main detractor from returns, as this market was among the worst performers in Asia. Lower demand for exports, which resulted from the pull-back in the global economy, was the primary reason for Singapore's negative performance. Hong Kong, which performed poorly earlier in the year, rebounded as the local economy began to show signs that the worst is over. Export-oriented stocks in Hong Kong and the region showed improved performance toward the end of the year as markets began to anticipate a recovery in the US.

JAPAN REMAINS UNATTRACTIVE
We are underweight in Japan for two reasons: the first is that we are concerned that the government's unwillingness to accept the economic pain that would come with real reform will continue to weigh down Japan's economy. The second and more important reason is that we continue to find better investment opportunities in companies that are exposed to the large continental economies of China and India. They also benefited from a declining dollar as overall returns from our Japanese holdings received a boost when they were converted into dollars.

INVESTMENTS IN CHINA AND INDIA AIDED RESULTS
China's transition to an economy fueled by domestic growth provided some very attractive investment opportunities. In China, we primarily focused on companies that we believe should benefit from the building of infrastructure and consumer spending. We invested in Huaneng Power International (2.0% of net assets), an independent power producer, whose profits have risen along with increased use of electricity. We also added Zhejiang Expressway (0.4% of net assets), a company that operates toll roads and has profited from the rapid increase in private automobile ownership.

Approximately 8.4% of the portfolio was invested in India during the period. India has a large pool of talented engineers and scientists who are developing high-quality products for the global market. Because salaries and other business costs are relatively low in India, products manufactured by Indian corporations are very attractively priced. When selecting stocks in India, we emphasized companies that produce such high-quality, low-cost products. For example, we invested in Dr. Reddy's Laboratories (1.3% of net assets), a manufacturer of generic drugs that is gaining global recognition. As health care costs continue to rise around the world, we believe Dr. Reddy's Laboratories stands to benefit from the move to cheaper generic drugs. We also invested in Infosys Technologies (3.1% of net assets), an outsourcer that provides engineers and other technical personnel to multinational companies.

CHINA AND INDIA AREAS OF EMPHASIS
Going forward, we expect to find some of the best opportunities for the fund in China and India, as they benefit from domestic growth and global competitiveness. We think China is at the beginning of its economic expansion and that demand for consumer products will increase along with per capita income. In India we plan to continue taking advantage of the nation's expertise in science and engineering, and to seek companies that are high-quality, low-cost providers of products and services.

THAILAND'S GROWTH AGENDA LED TO INVESTMENT OPPORTUNITIES
The government of Thailand has adopted a pro-growth agenda that encourages infrastructure development and personal spending. Interest rates in Thailand have declined dramatically, and there has been a substantial increase in automobile and home sales. To take advantage of these trends, we invested in companies with the potential to profit from increased spending on construction projects. We also added Thai banks to the portfolio, as they could do well in an environment of low interest rates and economic expansion.

/s/ Chris Legallet    /s/ David R. Smith

Chris Legallet and David R. Smith are portfolio co-managers of Liberty Newport Asia Pacific Fund. Mr. Legallet is chief investment officer of Newport Fund Management, Inc. (Newport), an affiliate of Columbia Management Group. Mr. Smith is a senior vice president of Newport.

Holdings are disclosed as of December 31, 2002 and are subject to change.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

[CHART]

TOP 5 SECTORS AS OF 12/31/02 (%)

INFORMATION TECHNOLOGY         25.7
FINANCIALS                     14.8
CONSUMER DISCRETIONARY         13.7
CONSUMER STAPLES               10.8
TELECOMMUNICATION SERVICES      9.4

Sector breakdowns are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.

INVESTMENT PORTFOLIO

December 31, 2002 (Unaudited)

COMMON STOCKS - 93.9%                                     SHARES           VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 13.7%

AUTOMOBILES & COMPONENTS -- 3.3%
   AUTOMOBILE MANUFACTURERS -- 3.3%
Honda Motor Co., Ltd.                                      6,200    $    229,185
Toyota Motor Corp.                                         4,200         112,816
                                                                    ------------
                                                                         342,001
                                                                    ------------
CONSUMER DURABLES & APPAREL - 2.4%
   APPAREL & ACCESSORIES - 2.4%
Li & Fung Ltd.                                           254,000         241,019
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE - 2.8%
   RESTAURANTS - 2.8%
Genting Berhad                                             4,000         139,778
Plenus Co., Ltd.                                          43,000         151,632
                                                                    ------------
                                                                         291,410
                                                                    ------------
MEDIA - 2.3%
   BROADCASTING & CABLE TV - 0.9%
Television Broadcasts Ltd.                                30,000          94,633
                                                                    ------------
   PUBLISHING & PRINTING - 1.4%
Singapore Press Holdings Ltd.                             13,400         140,593
                                                                    ------------
RETAILING - 2.9%
   GENERAL MERCHANDISE STORES - 2.9%
Don Quijote Co., Ltd.                                      2,100         192,565
Woolworth's Ltd.                                          16,606         106,533
                                                                    ------------
                                                                         299,098
                                                                    ------------

CONSUMER STAPLES - 10.8%

FOOD & DRUG RETAILING - 1.5%
   DRUG RETAIL - 0.1%
Sundrug Co., Ltd.                                            200           6,703
                                                                    ------------
   FOOD RETAIL - 1.4%
Seven-Eleven Japan Co., Ltd.                               3,000          91,445
Yaoko Co., Ltd.                                            4,100          54,547
                                                                    ------------
                                                                         145,992
                                                                    ------------
FOOD, BEVERAGES & TOBACCO - 5.9%
   BREWERS - 2.8%
Foster's Group Ltd.                                      110,395         279,562
                                                                    ------------
   PACKAGED FOODS - 3.1%
Ariake Japan Co., Ltd.                                     3,800         107,511
Katokichi Co., Ltd.                                        7,900         118,407
Nestle India Ltd.                                          8,600          93,865
                                                                    ------------
                                                                         319,783
                                                                    ------------
HOUSEHOLD & PERSONAL PRODUCTS - 3.4%
   HOUSEHOLD PRODUCTS - 3.4%
Kao Corp.                                                 16,000         350,960
                                                                    ------------

ENERGY - 1.1%

OIL & GAS REFINING & MARKETING - 1.1%
Tokyo Gas Co., Ltd.                                       37,000         115,898
                                                                    ------------
FINANCIALS - 14.8%
BANKS - 6.5%
Commonwealth Bank of Australia                             8,650    $    131,430
Hang Seng Bank Ltd.                                       26,400         280,975
Thai Farmers Bank Public
   Co., Ltd.(a)                                           99,500          59,954
United Overseas Bank Ltd.                                 29,000         197,273
                                                                    ------------
                                                                         669,632
                                                                    ------------
DIVERSIFIED FINANCIALS - 3.3%
   CONSUMER FINANCE - 3.3%
Housing Development Finance
   Corp., Ltd.                                            44,500         332,428
                                                                    ------------
REAL ESTATE - 5.0%
   REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.0%
City Developments Ltd.                                    39,000          93,529
Land and House Public Co., Ltd.(a)                        78,000         145,516
Sun Hung Kai Properties Ltd.                              46,000         271,922
                                                                    ------------
                                                                         510,967
                                                                    ------------

HEALTH CARE - 4.5%

PHARMACEUTICALS & BIOTECHNOLOGY - 4.5%
   PHARMACEUTICALS - 4.5%
CSL Ltd.                                                   9,610         116,813
Dr. Reddy's Laboratories Ltd., ADR                         6,800         131,444
Takeda Chemical Industries Ltd.                            5,000         208,825
                                                                    ------------
                                                                         457,082
                                                                    ------------

INDUSTRIALS - 7.4%

CAPITAL GOODS - 5.6%
   AEROSPACE & DEFENSE - 1.5%
Singapore Technologies
   Engineering Ltd.                                      160,000         152,192
                                                                    ------------
   INDUSTRIAL CONGLOMERATES - 4.1%
Haw Par Corp., Ltd.                                            1               1
Hutchison Whampoa Ltd.                                    50,000         312,878
Wesfarmers Ltd.(a)                                         7,267         108,781
                                                                    ------------
                                                                         421,660
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES - 1.8%
   DIVERSIFIED COMMERCIAL SERVICES - 1.8%
Secom Co., Ltd.                                            5,500         188,489
                                                                    ------------

INFORMATION TECHNOLOGY - 25.7%

SOFTWARE & SERVICES - 3.1%
   INFORMATION TECHNOLOGY CONSULTING & SERVICES - 3.1%
Infosys Technologies Ltd.                                  3,200         318,408
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 22.6%
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.7%
Fanuc Ltd.                                                 2,200          97,255
Hoya Corp.                                                 1,800         125,952

See notes to investment portfolio.

December 31, 2002 (Unaudited)

COMMON STOCKS (CONTINUED)                                 SHARES           VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)

TECHNOLOGY HARDWARE & EQUIPMENT (CONTINUED)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Keyence Corp.                                                300    $     52,164
Murata Manufacturing Co., Ltd.                             3,200         125,295
Nidec Copal Corp.                                            900          56,079
Venture Corp., Ltd.                                       16,000         128,210
                                                                    ------------
                                                                         584,955
                                                                    ------------
   OFFICE ELECTRONICS - 7.9%
Canon, Inc.                                               11,000         414,028
Olympus Optical Co., Ltd.                                  9,000         146,565
Ricoh Co., Ltd.                                           15,300         250,834
                                                                    ------------
                                                                         811,427
                                                                    ------------
   SEMICONDUCTORS - 9.0%
Rohm Co., Ltd.                                             2,200         279,909
Samsung Electronics Co., Ltd.                              1,630         431,533
Taiwan Semiconductor
   Manufacturing Co., Ltd.(a)                            165,194         203,095
                                                                    ------------
                                                                         914,537
                                                                    ------------

MATERIALS - 1.1%

CHEMICALS - 1.1%
   DIVERSIFIED CHEMICALS - 1.1%
Shin-Etsu Chemical Co., Ltd.                               3,600         117,918
                                                                    ------------

TELECOMMUNICATION SERVICES - 9.4%

INTEGRATED TELECOMMUNICATION SERVICES - 2.1%
KT Corp.                                                   2,600         111,142
Telecom Corp. of New Zealand
   Ltd.(a)                                                43,284         102,676
                                                                    ------------
                                                                         213,818
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES - 7.3%
China Mobile Ltd.(a)(b)                                  113,000         269,177
NTT DoCoMo, Inc.                                             135         248,947
SK Telecom Co. Ltd., ADR(a)                                1,170         225,901
                                                                    ------------
                                                                         744,025
                                                                    ------------

UTILITIES - 5.4%

ELECTRIC UTILITIES - 2.0%
Huaneng Power International, Inc.                        254,000         203,563
                                                                    ------------
GAS UTILITIES - 3.0%
Hong Kong & China Gas Co., Ltd.                          238,613         307,501
                                                                    ------------
HIGHWAYS & RAILTRACKS - 0.4%
Zhejiang Expressway Co., Ltd.,
   Class H(a)                                            104,000          40,008
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $10,205,452)                                               9,616,262
                                                                    ------------

SHORT-TERM OBLIGATION - 6.5%                                 PAR           VALUE
--------------------------------------------------------------------------------
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.180% collateralized by
   U.S. Treasury Bonds maturing
   02/15/19, market value
   $676,462 (repurchase proceeds
   $661,043)
   (cost of $661,000)                                  $ 661,000    $    661,000
                                                                    ------------
TOTAL INVESTMENTS - 100.4%
(cost of $10,866,452)(c)                                              10,277,262
                                                                    ------------

OTHER ASSETS & LIABILITIES, NET - (0.4)%                                 (35,968)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 10,241,294
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined under the direction of the Board of Trustees.
(c) Cost for federal income tax purposes is the same.

        ACRONYM                    NAME

          ADR           American Depositary Receipt

SUMMARY OF SECURITIES                       % OF TOTAL
BY COUNTRY                     VALUE        INVESTMENTS
---------------------------------------------------------
Japan                   $  3,832,074             37.3%
Hong Kong/China            2,021,677             19.7
India                        876,145              8.4
South Korea                  768,576              7.5
Australia                    743,119              7.2
Singapore                    711,799              6.9
United States                661,000              6.5
Thailand                     205,469              2.0
Taiwan                       203,095              2.0
Malaysia                     151,632              1.5
New Zealand                  102,676              1.0
                        ------------            -----
                        $ 10,277,262            100.0%
                        ============            =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002 (Unaudited)

ASSETS:
Investments, at cost                              $ 10,866,452
                                                  ------------
Investments, at value                             $ 10,277,262
Cash                                                       940
Foreign currency (cost of $1,875)                        1,875
Receivable for:
   Investments sold                                     22,189
   Fund shares sold                                     26,609
   Interest                                                 22
   Dividends                                             6,284
Expense reimbursement due from
   Advisor/Administrator                                18,496
Deferred Trustees' compensation plan                     4,309
                                                  ------------
      Total Assets                                  10,357,986
                                                  ------------
LIABILITIES:
Payable for:
   Fund shares repurchased                              49,765
   Management fee                                        9,257
   Administration fee                                    2,424
   Transfer agent fee                                    9,942
   Pricing and bookkeeping fees                          1,447
   Trustees' fee                                           748
   Audit fee                                            18,020
   Registration fee                                     19,630
Deferred Trustees' fee                                   4,309
Other liabilities                                        1,150
                                                  ------------
      Total Liabilities                                116,692
                                                  ------------
NET ASSETS                                        $ 10,241,294
                                                  ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                   $ 18,859,210
Accumulated net investment loss                       (168,143)
Accumulated net realized loss                       (7,860,651)
Net unrealized appreciation (depreciation) on:
   Investments                                        (589,190)
   Foreign currency translations                            68
                                                  ------------
NET ASSETS                                        $ 10,241,294
                                                  ============
CLASS A:
Net assets                                        $  5,678,485
Shares outstanding                                     455,050
                                                  ============
Net asset value per share                         $      12.48(a)
                                                  ============
Maximum offering price per share
   ($12.48/0.9425)                                $      13.24(b)
                                                  ============
CLASS B:
Net assets                                        $  3,658,120
Shares outstanding                                     302,062
                                                  ============
Net asset value and offering price per share      $      12.11(a)
                                                  ============
CLASS C:
Net assets                                        $    728,122
Shares outstanding                                      60,168
                                                  ============
Net asset value and offering price per share      $      12.10(a)
                                                  ============
CLASS Z:
Net assets                                        $    176,567
Shares outstanding                                      14,062
                                                  ============
Net asset value, offering and redemption
   price per share                                $      12.56
                                                  ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

For the Six Months Ended  December 31, 2002  (Unaudited)

INVESTMENT INCOME:
Dividends                                       $     92,541
Interest                                               2,759
                                                ------------
   Total Investment Income (net of
      foreign taxes withheld of $12,968)              95,300
                                                ------------
EXPENSES:
Management fee                                        57,192
Administration fee                                    14,410
Distribution fee:
   Class B                                            15,402
   Class C                                             3,437
Service fee:
   Class A                                             7,851
   Class B                                             5,134
   Class C                                             1,141
Pricing and bookkeeping fees                           6,037
Transfer agent fee                                    44,993
Trustees' fee                                          4,335
Custody fee                                            8,471
Registration fee                                      28,658
Other expenses                                        15,447
                                                ------------
   Total Operating Expenses                          212,508
Fees and expenses waived or reimbursed
   by Advisor/Administrator                          (70,606)
Custody earnings credit                                   (5)
                                                ------------
   Net Operating Expense                             141,897
Interest expense                                          49
                                                ------------
   Net Expenses                                      141,946
                                                ------------
Net Investment Loss                                  (46,646)
                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                      (766,743)
   Foreign currency transactions                      (3,477)
                                                ------------
      Net realized loss                             (770,220)
                                                ------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                      (764,889)
   Foreign currency translations                      (1,097)
                                                ------------
      Net change in unrealized
         appreciation/depreciation                  (765,986)
                                                ------------
Net Loss                                          (1,536,206)
                                                ------------
Net Decrease in Net Assets from
   Operations                                   $ (1,582,852)
                                                ============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                  (UNAUDITED)
                                   SIX MONTHS         YEAR
                                     ENDED            ENDED
INCREASE (DECREASE)               DECEMBER 31,      JUNE 30,
IN NET ASSETS:                        2002            2002
--------------------------------------------------------------
OPERATIONS:
Net investment loss               $    (46,646)   $   (121,980)
Net realized loss on
   investments and foreign
   currency transactions              (770,220)     (1,564,247)
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations              (765,986)       (222,347)
                                  ------------    ------------
Net Decrease from Operations        (1,582,852)     (1,908,574)
                                  ------------    ------------

SHARE TRANSACTIONS:
Class A:
   Subscriptions                    14,572,458      18,708,721
   Redemptions                     (14,862,532)    (20,214,863)
                                  ------------    ------------
      Net Decrease                    (290,074)     (1,506,142)
                                  ------------    ------------
Class B:
   Subscriptions                       739,286       1,611,226
   Redemptions                      (1,283,800)     (2,794,582)
                                  ------------    ------------
      Net Decrease                    (544,514)     (1,183,356)
                                  ------------    ------------
Class C:
   Subscriptions                     7,054,965       4,392,539
   Redemptions                      (7,315,107)     (4,346,103)
                                  ------------    ------------
      Net Increase (Decrease)         (260,142)         46,436
                                  ------------    ------------
Class Z (formerly Class S)(a):
   Subscriptions                       998,923         178,644
   Proceeds received in
      combination with original
      Class Z                               13
   Redemptions                      (1,025,929)       (221,759)
                                  ------------    ------------
      Net Increase (Decrease)          (26,993)        (43,115)
                                  ------------    ------------
Class Z (through 7/29/02)(a):
   Subscriptions                             -             485
   Redemptions                               -          (6,879)
   Proceeds combined into
      former Class S                       (13)              -
                                  ------------    ------------
      Net Decrease                         (13)         (6,394)
                                  ------------    ------------
Net Decrease from
   Share Transactions               (1,121,736)     (2,692,571)
                                  ------------    ------------
Total Decrease in Net Assets        (2,704,588)     (4,601,145)
NET ASSETS:
Beginning of period                 12,945,882      17,547,027
                                  ------------    ------------
End of period (including
   accumulated net investment
   loss of $(168,143) and
   $(121,497), respectively)      $ 10,241,294    $ 12,945,882
                                  ============    ============

CHANGES IN SHARES:
Class A:
   Subscriptions                     1,146,864       1,284,099
   Redemptions                      (1,162,154)     (1,372,817)
                                  ------------    ------------
      Net Decrease                     (15,290)        (88,718)
                                  ------------    ------------
Class B:
   Subscriptions                        59,387         113,932
   Redemptions                        (101,560)       (196,072)
                                  ------------    ------------
      Net Decrease                     (42,173)        (82,140)
                                  ------------    ------------
Class C:
   Subscriptions                       563,505         308,889
   Redemptions                        (579,492)       (301,261)
                                  ------------    ------------
      Net Increase (Decrease)          (15,987)          7,628
                                  ------------    ------------
Class Z (formerly Class S)(a):
   Subscriptions                        79,071          11,880
   Issued for combination with
      original Class Z                       1               -
   Redemptions                         (80,001)        (15,309)
                                  ------------    ------------
      Net Decrease                        (929)         (3,429)
                                  ------------    ------------
Class Z (through 7/29/02)(a):
   Subscriptions                             -              34
   Redemptions                               -            (483)
   Shares combined into
      former Class S                        (1)              -
                                  ------------    ------------
      Net Decrease                          (1)           (449)
                                  ------------    ------------

(a) On July 29, 2002, the Fund's existing Class Z Shares, which were combined into the Fund's Class S Shares, which were subsequently redesignated as Class Z Shares.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Newport Asia Pacific Fund (the "Fund"), a series of Liberty Funds Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income (loss) per share data and ratios for the Fund for the period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Newport Fund Management, Inc. (the "Advisor") is the investment advisor of the Fund and receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets.

ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES:
The Administrator is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Administrator has delegated those functions to State Street Bank and Trust Company ("State Street"). The Administrator pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Administrator receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the six months ended December 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $186 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $10,382, $6,261 and $3,854 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or any of their affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $5 of custody fees were reduced by balance credits for the six months ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the six months ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $2,381,645 and $3,860,478, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, for federal income tax purposes, was:

     Gross unrealized appreciation       $  1,158,839
     Gross unrealized depreciation         (1,748,029)
                                         ------------
         Net unrealized depreciation     $   (589,190)
                                         ============

OTHER:
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 331/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each fund based on the relative asset size of each fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the six months ended December 31, 2002, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 1.76.%.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

At December 31, 2002, Fleet Investment Management Funding, Inc. owned 38.5% of the Fund's outstanding shares.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                          SIX MONTHS                                                     PERIOD
                                            ENDED                   YEAR ENDED JUNE 30,                   ENDED
                                         DECEMBER 31,      --------------------------------------        JUNE 30,
CLASS A SHARES                              2002             2002           2001          2000           1999(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $   14.47        $   16.50     $   24.55     $    19.01       $   10.00
                                          ---------        ---------     ---------     ----------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss(b)                        (0.03)           (0.08)        (0.04)         (0.16)(c)       (0.02)(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (1.96)           (1.95)        (7.38)          7.03            9.14
                                          ---------        ---------     ---------     ----------       ---------
Total from investment Operations              (1.99)           (2.03)        (7.42)          6.87            9.12
                                          ---------        ---------     ---------     ----------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                        -                -             -          (0.50)          (0.11)
From net realized gains                           -                -         (0.18)         (0.83)              -
In excess of net realized gains                   -                -         (0.45)             -               -
                                          ---------        ---------     ---------     ----------       ---------
Total Distributions Declared
   to Shareholders                                -                -         (0.63)         (1.33)          (0.11)
                                          ---------        ---------     ---------     ----------       ---------
NET ASSET VALUE,
   END OF PERIOD                          $   12.48        $   14.47     $   16.50     $    24.55       $   19.01
                                          =========        =========     =========     ==========       =========
Total return(d)(e)                           (13.75)%(f)      (12.30)%      (30.60)%        36.18%          91.64%(f)
                                          =========        =========     =========     ==========       =========

RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:

Operating expenses(g)                          2.15%(h)         2.15%         2.15%          2.15%           2.15%(h)
Interest expense                                  -%(h)(i)         -%(i)         -              -               -
Net investment loss(g)                        (0.49)%(h)       (0.55)%       (0.22)%        (0.65)%         (0.15)%(h)
Waiver/reimbursement                           1.24%(h)         1.74%         1.26%          0.96%           3.10%(h)
Portfolio turnover rate                          22%(f)           24%           43%            31%             26%(f)
Net assets, end of period (000's)         $   5,678        $   6,804     $   9,222     $   10,213       $   4,606

(a) The Fund commenced investment operations on August 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                          SIX MONTHS                                                     PERIOD
                                            ENDED                   YEAR ENDED JUNE 30,                   ENDED
                                         DECEMBER 31,      --------------------------------------        JUNE 30,
CLASS B SHARES                              2002             2002           2001          2000           1999(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $   14.09        $   16.19     $   24.31     $    18.90       $   10.00
                                          ---------        ---------     ---------     ----------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss(b)                        (0.08)           (0.19)        (0.15)         (0.34)(c)       (0.11)(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (1.90)           (1.91)        (7.34)          7.03            9.10
                                          ---------        ---------     ---------     ----------       ---------
Total from Investment Operations              (1.98)           (2.10)        (7.49)          6.69            8.99
                                          ---------        ---------     ---------     ----------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                        -                -             -          (0.45)          (0.09)
From net realized gains                           -                -         (0.18)         (0.83)              -
In excess of net realized gains                   -                -         (0.45)             -               -
                                          ---------        ---------     ---------     ----------       ---------
Total Distributions Declared
   to Shareholders                                -                -         (0.63)         (1.28)          (0.09)
                                          ---------        ---------     ---------     ----------       ---------
NET ASSET VALUE,
   END OF PERIOD                          $   12.11        $   14.09     $   16.19     $    24.31       $   18.90
                                          =========        =========     =========     ==========       =========
Total return(d)(e)                           (14.05)%(f)      (12.97)%      (31.20)%        35.43%          90.36%(f)
                                          =========        =========     =========     ==========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:
Operating expenses(g)                          2.90%(h)         2.90%         2.90%          2.90%           2.90%(h)
Interest expense                                  -%(h)(i)         -%(i)         -              -               -
Net investment loss(g)                        (1.24)%(h)       (1.30)%       (0.80)%        (1.40)%         (0.90)%(h)
Waiver/reimbursement                           1.24%(h)         1.74%         1.38%          0.96%           3.10%(h)
Portfolio turnover rate                          22%(f)           24%           43%            31%             26%(f)
Net assets, end of period (000's)         $   3,658        $   4,851     $   6,903     $    5,836       $     515

(a) The Fund commenced investment operations on August 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                         (UNAUDITED)
                                          SIX MONTHS                                                     PERIOD
                                            ENDED                   YEAR ENDED JUNE 30,                   ENDED
                                         DECEMBER 31,      --------------------------------------        JUNE 30,
CLASS C SHARES                              2002             2002           2001          2000           1999(a)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $   14.09        $   16.18     $   24.28     $    18.90       $   10.00
                                          ---------        ---------     ---------     ----------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss(b)                        (0.08)           (0.19)        (0.18)         (0.34)(c)       (0.11)(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency        (1.91)           (1.90)        (7.29)          7.00            9.10
                                          ---------        ---------     ---------     ----------       ---------
Total from Investment Operations              (1.99)           (2.09)        (7.47)          6.66            8.99
                                          ---------        ---------     ---------     ----------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                        -                -             -          (0.45)          (0.09)
From net realized gains                           -                -         (0.18)         (0.83)              -
In excess of net realized gains                   -                          (0.45)             -               -
                                          ---------        ---------     ---------     ----------       ---------
Total Distributions Declared
   to Shareholders                                -                -         (0.63)         (1.28)          (0.09)
                                          ---------        ---------     ---------     ----------       ---------
NET ASSET VALUE,
   END OF PERIOD                          $   12.10        $   14.09     $   16.18     $    24.28       $   18.90
                                          =========        =========     =========     ==========       =========
Total return(d)(e)                           (14.12)%(f)      (12.92)%      (31.15)%        35.27%          90.36%(f)
                                          =========        =========     =========     ==========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:
Operating expenses(g)                          2.90%(h)         2.90%         2.90%          2.90%           2.90%(h)
Interest expense                                  -%(h)(i)         -%(i)         -              -               -
Net investment loss(g)                        (1.24)%(h)       (1.30)%       (0.92)%        (1.40)%         (0.90)%(h)
Waiver/reimbursement                           1.24%(h)         1.74%         1.29%          0.96%           3.10%(h)
Portfolio turnover rate                          22%(f)           24%           43%            31%             26%(f)
Net assets, end of period (000's)         $     728        $   1,073     $   1,109     $    1,383       $     202

(a) The Fund commenced investment operations on August 19, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Advisor/Administrator which amounted to $0.233 and $0.365 per share for the periods ended June 30, 2000 and 1999, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                                                       (UNAUDITED)
                                                                       SIX MONTHS
                                                                         ENDED           YEAR ENDED   PERIOD ENDED
                                                                       DECEMBER 31,       JUNE 30,      JUNE 30,
CLASS Z SHARES                                                           2002(a)            2002         2001(b)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $    14.55        $    16.54     $    19.06
                                                                       ----------        ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                                             (0.02)            (0.04)          0.08
Net realized and unrealized loss on investments and foreign currency        (1.97)            (1.95)         (2.60)
                                                                       ----------        ----------     ----------
Total from Investment Operations                                            (1.99)            (1.99)         (2.52)
                                                                       ----------        ----------     ----------
NET ASSET VALUE, END OF PERIOD                                         $    12.56        $    14.55     $    16.54
                                                                       ==========        ==========     ==========
Total return(d)(e)                                                         (13.68)%(f)       (12.03)%       (13.22)%(f)
                                                                       ==========        ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses(g)                                                        1.90%(h)          1.90%          1.90%(h)
Interest expense                                                               --%(h)(i)         --%(i)         --
Net investment income (loss)(g)                                             (0.24)%(h)        (0.30)%         1.08%(h)
Waiver/reimbursement                                                         1.24%(h)          1.74%          1.99%(h)
Portfolio turnover rate                                                        22%(f)            24%            43%
Net assets, end of period (000's)                                      $      177        $      218     $      305

(a) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S Shares which were subsequently redesignated as Class Z shares.
(b) Class Z shares were initially offered on February 1, 2001. Per share data reflects activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

TRANSFER AGENT

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Newport Asia Pacific Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
LIBERTY NEWPORT ASIA PACIFIC FUND

LIBERTY NEWPORT ASIA PACIFIC FUND SEMIANNUAL REPORT, DECEMBER 31, 2002

[LIBERTYFUNDS LOGO]                                                  PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

     (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                                737-03/463M-0103 (02/03) 03/0243